UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT: February 27, 2002

AQUIS COMMUNICATIONS GROUP, INC.
(Exact name of registrant as specified in charter)

DELAWARE (State or other jurisdiction of incorporation)	0-33343 (Commission File Number)	22-3281446 (IRS Employer Identification No.)

1719A ROUTE 10, SUITE 300
PARSIPPANY, NJ 07054
(Address of principal executive offices)

(973) 560-8000
(Registrant's telephone number, including area code)

No Change
(Former Name or Former Address, if changed since last report)

ITEM 5. OTHER EVENTS.

On February 27, 2002, the Registrant issued a press release reporting that the Registrant has entered into a term sheet regarding the restructuring of its debt with its principal lender, Finova Capital Corporation. The press release is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99     -    Press Release, dated February 27, 2002, issued by Aquis Communications Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2002	AQUIS COMMUNICATIONS GROUP, INC.
By: /s/ D. Brian Plunkett D. Brian Plunkett Chief Financial Officer